CMA

CMA Arizona
Municipal Money Fund

Semi-Annual Report














September 30, 1996


MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper




TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1996, CMA Arizona
Municipal Money Fund paid shareholders a net annualized yield of 2.81%*. As of September 30, 1996, the Fund's 7-day yield was 2.98%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment. [FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
During the six-month period ended September 30, 1996, the State of Arizona's economy performed quite well. For the May--July months, the State ranked sixth among the 50 states in terms of employment growth. In addition, manufacturing employment reported a 3.1% gain over the same period last year. Moreover, through July 31, 1996, Arizona ranked fourth in manufacturing growth in the United States. The State also performed relatively well by adding 6,400 manufacturing jobs, compared to national manufacturing payrolls which plunged by 319,000 jobs for the same period. The fastest growing area remains metropolitan Phoenix which reported employment growth of 4.7% for the first six months of 1996. These employment figures are very impressive considering that for the first three years of the decade, Arizona ranked 28th, 20th and 22nd, respectively, in terms of employment growth. However, as the second half of the year began, growing levels of consumer debt and rising interest rates were both potential concerns for the State's economy. In addition, residential construction, which was positive for an extended period, is expected to moderate because of slowing population growth and the absence of any pent-up demand. Ultimately, state officials feel these factors will cause the Arizona economy to grow more slowly for the remainder of 1996.

During the six-month period ended September 30, 1996, the majority of economic data reported pointed to strong domestic growth. For example, final revision to second-quarter gross domestic product showed the economy grew at an impressive 4.7% during the period. Therefore, with the increasing probability that the Federal Reserve Board would tighten monetary policy, we opted to maintain a relatively short average portfolio maturity in the 30-day range for the first half of the September period. In addition, during most of the period, we found it difficult to extend the average portfolio maturity of the Fund because Arizona's short-term, fixed-rate supply is traditionally issued during August. For example, through July 31, 1996, the State did not issue any short-term, fixed-rate issues. Therefore, we used the Fund's commercial paper to modestly extend its maturity when appropriate, while awaiting the expected issuance toward the end of the period. Moreover, the purchase of fixed-rate notes at attractive levels during last year's traditional supply period benefited the Fund as cash inflows in early June and July caused interest rates on variable rate demand notes to underperform those on fixed-rate products.

As we entered the second half of the period ended September 30, 1996, it became evident that the Federal Reserve Board was comfortable with the fact that current economic growth was not strong enough to cause any significant inflationary pressures. Furthermore, with traditional short-term supply entering the market during late July and August, the short-term tax-exempt yield curve steepened with interest rates on one-year paper approaching 4%. Consequently, we expect monetary policy to be on hold for awhile, and extended the Fund's average portfolio maturity to the 60-day range by mid-September 1996. During the six-month period ended September 30, 1996, the State of Arizona's short-term issuance totaled $94 million. Diversification and credit quality remain important to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Darrin J. San Fillippo)
Darrin J. San Fillippo
Vice President and Portfolio Manager




October 29, 1996



Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
CP         Commercial Paper
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
TAN        Tax Anticipation Notes
UPDATES    Unit Priced Demand Adjustable Tax-Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona--           $ 6,200   Apache County, Arizona, IDA, IDR (Tucson Electric Power-Springerville
95.9%                         Project), VRDN, 3.85% due 12/15/2018 (a)                                          $  6,200
                      5,400   Arizona Educational Loan Marketing Corp., Educational Loan Revenue Bonds,
                              VRDN, AMT, Series A, 4% due 3/01/2015 (a)(c)                                         5,400
                        290   Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary
                              Hospital Federation), VRDN, Series B, 3.90% due 10/01/2015 (a)(d)                      290

                      1,100   Arizona State Transportation Board, Highway Revenue Bonds, 7.80% due 7/01/1997       1,131
                      6,000   Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal Revenue
                              Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT, 3.70% due
                              3/01/1997                                                                            6,000
                     13,900   Coconino County, Arizona, Pollution Control Corp., Arizona Public Service
                              Revenue Bonds (Navajo Project), VRDN, AMT, Series A, 4.10% due 10/01/2029 (a)       13,900
                      1,400   Coconino County, Arizona, Unified School District No. 1 (Flagstaff), TAN,
                              Series A, 4.40% due 7/31/1997 (b)                                                    1,405
                              Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                      3,700     (Privado Park Apartments Project), Series A, 4% due 6/01/2034                      3,700
                      4,000     (Vista Ventana Apartments Project), Series D, 4% due 6/01/2034                     4,000
                              Maricopa County, Arizona, Pollution Control Corp., PCR, CP (Southern California
                                Edison--Palo Verde Project):
                      3,300     Series C, 3.60% due 10/17/1996                                                     3,300
                        500     Series D, 3.50% due 10/11/1996                                                       500
                      1,100     Series E, 3.50% due 10/11/1996                                                     1,100
                      1,500     Series G, 3.60% due 10/17/1996                                                     1,500
                     12,000   Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (El Paso
                              Electric), VRDN, Series A, 4.05% due 8/01/2015 (a)                                  12,000
                              Maricopa County, Arizona, School District:
                      1,000     No. 5 (Issac Elementary), Series A, 4.25% due 7/31/1997 (b)                        1,002
                      4,300     No. 6 (Washington Elementary), UT, Series A, 7% due 7/01/1997 (e)                  4,396
                              Maricopa County, Arizona, Unified School District, TAN, Series A:
                      4,300     No. 41 (Gilbert), 4.45% due 7/31/1997                                              4,314
                      5,500     No. 97 (Deer Valley), 4.45% due 7/31/1997                                          5,517
                      5,300   Mesa, Arizona, Municipal Development Corp., Special Tax, UPDATES, CP,
                              3.50% due 10/16/1996 (a)                                                             5,300
                              Mohave County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                      5,400     3.70% due 10/15/1996                                                               5,400
                      4,500     3.75% due 12/10/1996                                                               4,500
                      2,100   Phoenix, Arizona, Civic Improvement Corp., Excise Tax Revenue Bonds
                              (Airport Improvements), VRDN, AMT, 3.95% due 6/01/2020 (a)                           2,100
                              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                      4,000     Refunding (Paradise Lakes Apartments Project), 4.05% due 7/01/2025                 4,000
                      6,070     (Sunset Ranch), 3.75% due 12/01/2027                                               6,070

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                             Issue                                                  (Note 1a)
Arizona             $ 1,650   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
(concluded)                   Retirement Center), VRDN, 3.625% due 1/01/2009 (a)                                $  1,650
                              Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                      1,000     (Quail Ridge Apartments), Series B, 4% due 6/01/2034                               1,000
                      1,900     (Saguaro Crest Apartments), Series A, 4% due 6/01/2034                             1,900

                      6,300   Pima County, Arizona, IDA, Revenue Refunding Bonds (Guaranteed Mortgage
                              Obligation), VRDN, AMT, Series A, 4.10% due 6/30/2021 (a)                            6,300
                      2,000   Pinal County, Arizona, IDA, Hospital Revenue Bonds (Casa Grande Regional
                              Medical Center), VRDN, 3.75% due 12/01/2022 (a)                                      2,000
                              Salt River Project, Arizona, Agricultural Improvement and Power Distribution,
                              Electric System Revenue Bonds (Promissary Notes), CP:
                      1,900     3.70% due 10/01/1996                                                               1,900
                      1,300     3.65% due 12/16/1996                                                               1,300
                      1,200   Special Fund of Industrial Community, Arizona, Tax-Exempt COP, Refunding,
                              CP, 3.55% due 10/17/1996 (d)                                                         1,200
                      1,000   Tempe, Arizona, IDA, M/F Revenue Bonds (Elliots Crossing), VRDN, 3.80% due
                              10/01/2008 (a)                                                                       1,000
                      1,000   Tempe, Arizona, Unified High School District No. 213, Refunding, 4.20% due
                              7/01/1997 (d)                                                                        1,003
                      3,100   Yavapai County, Arizona, IDA, IDR (Citizen Utilities), CP, AMT, 3.75%
                              due 10/16/1996                                                                       3,100
                        500   Yuma, Arizona, IDA, IDR (Ardco Inc. Project), VRDN, 4% due 7/01/2003 (a)               500
                      3,840   Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                              VRDN, Series A, 3.75% due 11/01/2008 (a)                                             3,840

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank:
2.7%                  1,400     CP, 3.50% due 10/15/1996                                                           1,400
                      2,200     Refunding, VRDN, 3.50% due 12/01/2015 (a)                                          2,200

                              Total Investments (Cost--$133,318*)--98.6%                                         133,318

                              Other Assets Less Liabilities--1.4%                                                  1,827
                                                                                                                --------
                              Net Assets--100.0%                                                                $135,145
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at September 30, 1996.
(b)Bank Qualified.
(c)MBIA Insured.
(d)FGIC Insured.
(e)AMBAC Insured.
  *Cost for Federal income tax purposes.





 See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$133,318,071) (Note 1a)                                            $ 133,318,071
Cash                                                                                                              93,775
Interest receivable                                                                                              550,503
Deferred organization expenses (Note 1d)                                                                          14,087
Prepaid registration fees and other assets (Note 1d)                                                           1,311,888
                                                                                                           -------------
Total assets                                                                                                 135,288,324
                                                                                                           -------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                              $      59,606
 Distributor (Note 2)                                                                            33,529
 Beneficial interest redeemed                                                                         2           93,137
                                                                                          -------------
Accrued expenses and other liabilities                                                                            50,567
                                                                                                           -------------
Total liabilities                                                                                                143,704
                                                                                                           -------------
Net Assets                                                                                                 $ 135,144,620
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                      $  13,518,057
Paid-in capital in excess of par                                                                             121,662,445
Accumulated realized capital losses--net (Note 4)                                                                (35,882)
                                                                                                           -------------

Net Assets--Equivalent to $1.00 per share based on 135,180,567 shares of beneficial
interest outstanding                                                                                       $ 135,144,620
                                                                                                           =============




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium earned                                                                $   2,516,895

Expenses:
Investment advisory fees (Note 2)                                                         $     352,961
Distribution fees (Note 2)                                                                       87,022
Registration fees (Note 1d)                                                                      22,842
Professional fees                                                                                20,797
Accounting services (Note 2)                                                                     20,436
Transfer agent fees (Note 2)                                                                     10,565
Printing and shareholder reports                                                                  6,861
Custodian fees                                                                                    6,545
Amortization of organization expenses (Note 1d)                                                   3,514
Pricing fees                                                                                      2,207
Trustees' fees and expenses                                                                         626
Other                                                                                             1,197
                                                                                          -------------
Total expenses                                                                                                   535,573
                                                                                                           -------------
Investment income--net                                                                                         1,981,322
Realized Loss on Investments--Net (Note 1c)                                                                      (29,188)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   1,952,134
                                                                                                           =============




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                            Months Ended      Year Ended
                                                                                           September 30,       March 31,
Increase (Decrease) in Net Assets:                                                              1996             1996
Operations:
Investment income--net                                                                    $   1,981,322    $   4,017,445
Realized loss on investments--net                                                               (29,188)          (6,694)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          1,952,134        4,010,751
                                                                                          -------------    -------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                                       (1,981,322)      (4,017,445)
Realized gain on investments--net                                                                    --           (2,500)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                              (1,981,322)      (4,019,945)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            317,592,115      527,733,700
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1e)                                                                   1,981,277        4,019,977
                                                                                          -------------    -------------
                                                                                            319,573,392      531,753,677
Cost of shares redeemed                                                                    (321,919,833)    (497,941,093)
                                                                                          -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions          (2,346,441)      33,812,584
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                      (2,375,629)      33,803,390
Beginning of period                                                                         137,520,249      103,716,859
                                                                                          -------------    -------------
End of period                                                                             $ 135,144,620    $ 137,520,249
                                                                                          =============    =============




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                      For the                                   For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Feb. 8,
from information provided in the financial statements                  Ended                                   1993++ to
                                                                     Sept. 30,   For the Year Ended March 31,   March 31,
Increase (Decrease) in Net Asset Value:                                1996        1996    1995        1994      1993
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .01        .03       .03       .02       .002
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .01        .03       .03       .02       .002
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.01)      (.03)     (.03)     (.02)     (.002)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.81%*     3.36%     2.83%     1.90%      1.78%*
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .76%*      .58%      .54%      .59%       .46%*
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .76%*      .77%      .85%      .98%      1.15%*
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.80%*     3.27%     2.84%     1.89%      1.86%*
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $135,145   $137,520  $103,717  $ 73,414   $ 41,437
                                                                      ========   ========  ========  ========   ========

 *Annualized.
++Commencement of Operations.




  See Notes to Financial Statements.



CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $6,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




CMA ARIZONA
MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Darrin J. San Fillipo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].